Amerant Bancorp Inc. Completes the Sale of Texas Operations to MidFirst Bank

CORAL GABLES, Fla.--(BUSINESS WIRE) –Amerant Bancorp Inc. (NYSE: AMTB) (“Amerant” or the “Company”) today announced that its wholly owned subsidiary, Amerant Bank, N.A (the “Bank”), completed the sale of its banking operations and six branches in the Houston, Texas metropolitan area to MidFirst Bank, based in Oklahoma City, Oklahoma. The previously announced transaction closed on November 8, 2024 and included approximately $573.9 million of deposits and $479.2 million in loans.

"We are pleased to announce the successful completion of the sale of our Houston banking operations to MidFirst Bank,” said Jerry Plush, Chairman and CEO. “This strategic decision allows us to focus on accelerating growth in our core markets in Florida as we execute on our expansion plans in both the south Florida and greater Tampa markets. We remain committed to delivering exceptional value to our customers and shareholders as we continue to work toward achieving our goal of being the bank of choice in the markets we serve.”

Stephens Inc. served as financial adviser and Squire Patton Boggs (US) LLP provided legal counsel to Amerant. Raymond James & Associates, Inc. served as financial adviser and Covington & Burling LLP provided legal counsel to MidFirst Bank.

About Amerant Bancorp Inc.
Amerant Bancorp Inc. is a bank holding company headquartered in Coral Gables, Florida since 1979. The Company operates through its main subsidiary, Amerant Bank, N.A. (the “Bank”), as well as its other subsidiaries: Amerant Investments, Inc., and Amerant Mortgage, LLC. The Company provides individuals and businesses with deposit, credit and wealth management services. The Bank, which has operated for over 40 years, is headquartered in Florida and has over 10 billion in assets. The Bank operates 19 banking centers – 18 in South Florida and 1 in Tampa, FL. For more information, visit investor.amerantbank.com.

Forward-Looking Statements
This press release contains “forward-looking statements” including statements with respect to the Company’s objectives, expectations and intentions and other statements that are not historical facts. All statements other than statements of historical fact are statements that could be forward-looking statements. Forward-looking statements include strategic rationale for, and proposed benefits of, the Company’s sale of its Houston franchise, and the Company’s business strategy and growth initiatives in Florida. You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “point to,” “project,” “could,” “intend,” “target,” “goals,” “outlooks,” “modeled,” “dedicated,” “create,” and other similar words and expressions of the future.

Forward-looking statements, including those relating to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve risks, uncertainties and other factors, which may be beyond our control, and which may cause the Company’s actual results, performance, achievements, or financial condition to be materially different from future results, performance, achievements, or financial condition expressed or implied by such forward-looking statements. You should not rely on any forward-looking statements as predictions of future events. You should not expect us to update any forward-looking statements, except as required by law. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, together with those risks and uncertainties described in “Risk factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2023 filed on March 7, 2024 (the “Form 10-K”), our quarterly reports on Form 10-Q, and in our other filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website www.sec.gov.

CONTACTS:
Investors
InvestorRelations@amerantbank.com
(305) 460-8728

Media
MediaRelations@amerantbank.com
(305) 441-8414
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